UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2019

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.875% Non-Cumulative Preferred Stock, Series A	AGM.PRA	New York Stock Exchange
6.875% Non-Cumulative Preferred Stock, Series B	AGM.PRB	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange

Item 3.02.    Unregistered Sales of Equity Securities.

On May 8, 2019, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) priced an offering of $100 million (4,000,000 shares) of 5.700% Non-Cumulative Preferred Stock, Series D (the “Preferred Stock”). The Preferred Stock has a par value of $25.00 per share and a liquidation preference of $25.00 per share, and the net proceeds to Farmer Mac for the Preferred Stock upon settlement are expected to be approximately $96.86 million. Farmer Mac intends to use the net proceeds of the offering to redeem the $75 million aggregate outstanding par value and liquidation preference of Farmer Mac’s 6.875% Non-Cumulative Preferred Stock, Series B and for general corporate purposes. The settlement date for the Preferred Stock offering is expected to be May 13, 2019. The Preferred Stock was offered in reliance on an exemption from registration under Section 3(a)(2) of the Securities Act of 1933, as amended, because Farmer Mac, a Congressionally chartered corporation, is supervised by and acting as an instrumentality of the United States pursuant to authority granted by Congress. The Preferred Stock is not convertible or exchangeable into any other class or series of equity of Farmer Mac.

Item 7.01.    Regulation FD Disclosure.

On May 8, 2019, Farmer Mac issued a press release to announce the proposed offering of the Preferred Stock. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

On May 8, 2019, Farmer Mac issued a press release to announce the pricing of the offering of the Preferred Stock. A copy of the press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1     Press Release, dated May 8, 2019
99.2     Press Release, dated May 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: May 8, 2019